UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                November 1, 2002
                Date of Report (Date of Earliest Event Reported)



                              ePHONE Telecom, Inc.
             (Exact name of registrant as specified in its charter)


                              1145 Herndon Parkway
                                    Suite 100
                             Herndon, Virginia 20170
               (Address of principal executive offices (zip code))


                                 (703) 787-7000
              (Registrant's telephone number, including area code)





Florida                          0-27669                    98-0204749
(State of incorporation)   (Commission File Number)       (IRS Employer
                                                          Identification No.)


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Item 5.  Other Events

         On September 9, 2002, Comdial Corporation (and its subsidiary Array Telecom Corporation) filed a motion in the Circuit Court for the County of Fairfax, Virginia, to confirm an arbitration award rendered in their favor by the American Arbitration Association ("AAA"). The award is more fully described in the Company's Form 8-K dated September 6, 2002. On November 1, 2002, the Court issued an order confirming the award of the AAA and denied the Company's motion to vacate that award. The Company has 30 days from the date of the Court's order to file a Notice of Appeal.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    ePHONE TELECOM, INC.,
                                                    A Florida Corporation


Date:  November 8, 2002             By:  /s/ Carmine Taglialatela, Jr.
                                         -----------------------------
                                         Carmine Taglialatela, Jr.
                                         President and Chief Executive Officer